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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 22, 2005

           Island Pacific, Inc. formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-23049                                               33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD

On August 22, 2005, Island Pacific, Inc. (the "Company") received notice (the "Notice") from the American Stock Exchange ("Amex") indicating that it is not in compliance with certain Amex continued listing standards. Specifically, the Company is not in compliance with Sections 134 and 1101 of the Amex Company Guide in that the Company has failed to file its Form 10-K for the fiscal year ended March 31, 2005 and its Form 10-Q for the quarter ended June 30, 2005. Notwithstanding the foregoing, the Company issued a press release on June 29, 2005, whereby the Company provided guidance on its provisional unaudited operating results for the fiscal quarter and fiscal year ended March 31, 2005, and a press release on August 22, 2005, whereby the Company announced its provisional, unaudited first quarter financial results for the period ended June 30, 2005. Copies of the press releases are furnished as part of this Form 8-K as
Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated in their entirety by reference. However, if by September 6, 2005, the Company is not in compliance with the continued listing standards of the Amex Company Guide, including Sections 134 and 1101, the Exchange staff has indicated it will initiate delisting proceedings as appropriate.

The Notice also stated that within five days of the date of the Notice, the Company will be included in a list of issuers that are not in compliance with the Exchange's continued listing standards. This list is posted daily on www.amex.com and includes the specific listing standards that the Company is not compliant with. Furthermore, the Company will be subject to the indicator ".LF" to denote its noncompliance. The indicator will not change the Company's trading symbol, but will be disseminated as an extension of the Company's symbol on the Consolidate Tape Association's Consolidated Tape System and Consolidated Quote Systems Low Speed and High Speed Tapes whenever the Company's trading symbol is transmitted with a quotation or trade. Both the website posting and indicator will remain in effect until such time as the Company has regained compliance with all applicable continued listing standards.

In response to this notice the Company intends to submit a plan to Amex setting forth the actions it has taken and intends to bring the Company back into compliance with the continued listing standards. The Company's board is in the final stages of the independent counsel's internal review of certain matters related to revenue recognition and once complete, the Company expects that the audit for the year ended March 31, 2005 and the filing of the Form 10-K for the year ended March 31, 2005 and the filing of the Form 10-Q for the quarter ended June 30, 2005 will be completed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     99.1  Press Release dated July 29, 2005

     99.2  Press Release dated August 22, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          Island Pacific, Inc.

Date:   August 25, 2005                   By: /s/ Barry Schechter
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                                              Name:  Barry Schechter
                                              Title:   Chief Executive Officer